                                                                    EXHIBIT 10.2
                                                                    ------------

                     FIRST AMENDMENT TO THE LOAN AGREEMENT
                     -------------------------------------


          This FIRST AMENDMENT TO THE LOAN AGREEMENT ("AGREEMENT") is made effective as of, although not necessarily on, the 1ST DAY OF JANUARY, 1997, by and between GUARANTY FEDERAL BANK, F.S.B., a federal savings bank ("BANK") and HOMEOWNERS MORTGAGE & EQUITY, INC., a Delaware corporation, D/B/A HOME, INC. ("BORROWER") and HOMECAPITAL INVESTMENT CORPORATION, a Nevada corporation ("GUARANTOR").


                             W I T N E S S E T H :
                             - - - - - - - - - -


          WHEREAS, effective as of NOVEMBER 8, 1996, Borrower and Bank entered into that certain WORKING CAPITAL LINE OF CREDIT AND SECURITY LOAN AGREEMENT [SERVICING SECURED] (together with all amendments, modifications and restatements thereof, the "LOAN AGREEMENT") dated of even date therewith providing for a $3,000,000.00 credit facility (together with all increases, collectively, the "LOAN").

          WHEREAS, in connection with the execution of the Loan Agreement, Borrower executed that certain Promissory Note dated of even date (the "NOTE"), and a Financing Statement filed with the Secretary of State of Texas (the "FINANCING STATEMENT") (the Loan Agreement, Note, Financing Statement and all other documents representing, evidencing and/or securing the Loan are hereinafter referred to as the "LOAN DOCUMENTS");

          WHEREAS, Bank, Borrower and Guarantor desire to amend the Loan Documents to reflect certain changes to the Loan Documents. All terms not defined herein are used as defined in the Loan Agreement.

          NOW, THEREFORE, for and in consideration of the premises and the mutual covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Bank and Borrower hereby agree as follows:

          1. LOAN AGREEMENT. The following modifications are hereby made to the Loan Agreement effective as of the date hereof:

          (a) PAGE 3, the definition of "COLLATERAL VALUE" is hereby modified to read in its entirety:

               ""COLLATERAL VALUE" shall mean the lesser of (A) fifty percent (50%) of the Appraised Value of the Excess Servicing Receivables relating to Eligible Collateral pledged to Bank, as determined on the date hereof, on the date of any Advance and on December 31, March 31, June 30 and September 30 of each year by an appraiser selected by Borrower acceptable to Bank in its sole discretion, which appraisal shall be paid for by Borrower and shall be acceptable to Bank in its sole discretion or (B) the amount of such Excess Servicing Receivables capitalized on Borrower's balance sheet in accordance with GAAP."

          (b) PAGE 4, the definition of "ELIGIBLE COLLATERAL" is hereby modified to read in its entirety:

               ""ELIGIBLE COLLATERAL" means FNMA Servicing Rights (under which the only remedy available to FNMA is termination of the Servicing Agreement) owned by the Borrower for which the related Mortgage Loans serviced are no more than sixty (60) days delinquent, are not in the process of foreclosure or bankruptcy and are qualified as FNMA Title I Loans."

          (c) PAGE 4, the definition of "EXCESS SERVICING RECEIVABLES" is hereby modified to read:

               ""EXCESS SERVICING RECEIVABLES" shall mean the amount capitalized on Borrower's balance sheet which reflects the present value of future cash flows estimated to be received by Borrower subsequent to loan sales to FNMA. The cash flow streams that are discounted are based on the difference between (A) the gross note rate of a Mortgage Loan sold to FNMA and which is being serviced by Borrower under an Agency Servicing Agreement for FNMA and (B) the sum of (i) the rate paid with respect to such Mortgage Loan to FNMA under such Agency Servicing Agreement plus (ii) the subservicing fee payable to the Subservicer attributable to such Mortgage Loan."

          (d) PAGE 7, the definition of "MATURITY DATE" is hereby modified to read in its entirety:

               ""MATURITY DATE"  shall mean JANUARY 31, 1998."

          (e) PAGE 9, the definition of "OPERATING ACCOUNT" is hereby deleted.

          (f) PAGE 9, a new definition of "PROPOSED INDEBTEDNESS" is hereby added in alphabetical order:

               ""PROPOSED INDEBTEDNESS" shall mean subordinated debt and approved gestation financing listed on EXHIBIT "K" after such indebtedness has been approved by Bank in its sole and absolute discretion after receiving certified copies of the proposed loan documents relating to such indebtedness and the executed loan documents pertaining to such indebtedness."

          (g) PAGE 11, SECTION 2.1(A), fifth line, the figure of "Three Million and No/100 Dollars ($3,000,00.00)" is hereby modified to read "FIVE MILLION AND NO/100 DOLLARS ($5,000,000.00)."

          (h) PAGE 12, SECTION 2.2(B)(VI) is hereby modified to read:

               "(vi) the Funding Account and the Settlement Account shall be established and in existence; and"

          (i) PAGE 13, SECTION 2.2(C)(I) is hereby modified to read in its entirety:

               "(i) if requested by Bank, an Appraisal showing the Collateral Value for the Eligible Collateral including the new Eligible Collateral being pledged in connection with the Advance Request;"

          (j) PAGE 16, SECTION 2.11 is hereby modified to read:

               "SECTION 2.11 COMMITMENT FEE. As a condition to obtaining the Commitment, the Borrower agrees to pay to the Bank the Commitment Fee in advance (i) the amount of $3,750.00 each on November 8, 1996 and January 1, 1997, (ii) on February 25, 1997 in the amount of $944.44 and (iii) on the first day of each calendar quarter thereafter (January 1, April 1, July 1, October 1) the Commitment Fee equal payments of $6,250.00 each."

          (k) PAGE 18, SECTION 3.1, the final paragraph thereof, is hereby modified to read:

               "Bank grants to Borrower a license to receive, retain and spend for its own account all Agency Servicing Payments and Non-Agency Servicing Payments until the occurrence of an Event of Default or a Default. Prior to a Default or Event of Default, upon receipt by the Borrower of any Agency Servicing Payments and Non-Agency Servicing Payments, such Agency Servicing Payments shall be released from the security interest and lien of the Bank hereunder and shall no longer constitute Collateral hereunder."

          (l) PAGE 25, SECTION 5.28(A) is hereby revised to replace the phrase "second to last" with the word "final" in the second line.

          (m) PAGE 26, SECTION 5.28(D) is hereby revised to replace the phrase "second to last" with the word "final" in the first line.

          (n) PAGE 27, SECTION 6.2(A) is hereby modified to add the following language to the end of such section:

               "As soon as available and in any event within one hundred twenty
          (120) days after the close of each fiscal year of Guarantor, copies of the consolidated and consolidating balance sheet of Guarantor as of the close of such fiscal year and consolidated statements of income and retained earnings, cash flow statements and changes in stockholders' equity for such fiscal year, each setting forth in comparative form the corresponding figures for the preceding fiscal year, all in reasonable detail together with all notes thereto and accompanied by an opinion thereon (which shall not be qualified by reason of any limitation imposed by Guarantor) by Coopers & Lybrand LLP or by independent certified public accountants selected by Guarantor and satisfactory to Bank, to the effect that such financial statements have been prepared in accordance with GAAP and such other professional practices as may then conform to the usual and customary professional standards, practices and disclosures then in existence in connection with the preparation and publication of financial statements by independent certified public accountants and that the examination of such accounts in connection with such financial statements has been made in accordance with GAAP and, accordingly, includes such tests of the accounting records and such other auditing procedures as were considered necessary in the circumstances;"

          (o) PAGE 30, SECTION 6.10, the first two lines are hereby modified to read: "Except with respect to FNMA Title I Loans, the Borrower will obtain and maintain in effect at all times an insured closing letter (if obtainable) from each title insurance company..."

          (p) PAGE 32, SECTION 7.1(III) is hereby modified to read: "(iii) Existing Indebtedness and Proposed Indebtedness listed on EXHIBIT "G" attached hereto and incorporated herein by this reference,"

          (q) PAGE 33, SECTION 7.6(D) is hereby is hereby modified to read:

          "(d) Owned real estate and Mortgage Loans, required to be repurchased by Investors, not to exceed at any one time $500,000."

          (r) SECTION 7.9 is hereby modified to read in its entirety:

               "SECTION 7.9. NET WORTH. Borrower's Net Worth shall not be less than the sum of (a) Net Worth as reflected in the most recent financial statements delivered to Bank pursuant to SECTION 6.2(A), plus (b) 80% of each subsequent fiscal quarters positive Net Income on a cumulative basis since the report referenced in (a), plus (c) one hundred percent (100%) of all contributions to stockholders' equity of Borrower since the end of the preceding fiscal year after subtracting all fees and costs directly incurred in conjunction with such contribution."

          (s) SECTION 7.11 is hereby modified to read in its entirety:

               "SECTION 7.11. ADJUSTED TANGIBLE NET WORTH. Borrower's Adjusted Tangible Net Worth shall not be less than the greater of (a) the Adjusted Tangible Net Worth required of Borrower for the preceding calendar quarter [with the requirement for the final calendar quarter of 1996 of $3,705,899.00] and (b) Borrower's actual Adjusted Tangible Net Worth on the current Determination Date (January 1, April 1, July 1 and October 1 in each case, a "DETERMINATION DATE") multiplied by eighty percent (80%)."

          (t) EXHIBIT "A" is hereby modified to read in its entirety as shown on EXHIBIT "A" attached hereto and incorporated herein by this reference.

          (u) EXHIBIT "B" is hereby modified to read in its entirety as shown on EXHIBIT "B" attached hereto and incorporated herein by this reference.

          (v) EXHIBIT "C" is hereby modified to read in its entirety as shown on EXHIBIT "C" attached hereto and incorporated herein by this reference.

          (w) EXHIBIT "D" is hereby modified to read in its entirety as shown on EXHIBIT "D" attached hereto and incorporated herein by this reference.

          (x) EXHIBIT "F" is hereby modified to read in its entirety as shown on EXHIBIT "F" attached hereto and incorporated herein by this reference.

          (y) EXHIBIT "I" is hereby modified to read in its entirety as shown on EXHIBIT "I" as attached hereto and incorporated herein by this reference.

          (z) EXHIBIT "K" is hereby modified to read in its entirety as shown on EXHIBIT "K" attached hereto and incorporated herein by this reference.

     2. NOTE. Borrower shall execute a Note in the form attached hereto as EXHIBIT "A" in modification of the existing Note.

     3. GUARANTY. Guarantor shall execute a Guaranty in the form attached hereto as EXHIBIT "B" in modification of the existing Guaranty.

     4. ONE TIME WAIVER OF NEGATIVE COVENANT BREACH. Borrower has breached the following financial covenants: (i) SECTION 7.06(D) of the Loan Agreement and
(ii) SECTION 7.11 of the Loan Agreement. Bank hereby waives such defaults provided (a) with respect to SECTION 7.06(D) the repurchased owned real estate and repurchased Mortgage Loans did not exceed $500,000.00 from July 1, 1996 to December 31, 1996 and (b) Borrower's Adjusted Tangible Net Worth was equal to or greater than $3,705,899.00 from September 30, 1996 through December 31, 1996.

     5. ACKNOWLEDGEMENT BY BORROWER. Except as otherwise specified herein, the terms and provisions of the Loan Documents are ratified and confirmed and shall remain in full force and effect, enforceable in accordance with their terms. Borrower hereby acknowledges, agrees and represents that (i) Borrower is indebted to the Bank pursuant to the terms of the Note; (ii) the liens, security interests and assignments created and evidenced by the Loan Documents are, respectively, valid and subsisting liens, security interests and assignments of the respective dignity and priority recited in the Loan Documents; (iii) the representations and warranties contained in the Loan Documents are true and correct representations and warranties of Borrower, as of the date hereof and no defaults exist under the Loan Documents; and (iv) Borrower has no set-offs, counterclaims, defenses or other causes of action against the Bank arising out of the Loan Documents, the modification and extension of the Loan, any documents mentioned herein or otherwise and to the extent any such set-offs, counterclaims, defenses or other causes of action may exist, whether known or unknown, such items are hereby waived by Borrower.

     6. ACKNOWLEDGEMENT BY GUARANTOR. Except as otherwise specified herein, the terms and provisions of the Loan Documents are ratified and confirmed and shall remain in full force and effect, enforceable in accordance with their terms. Guarantor hereby acknowledges, agrees and represents that (i) Guarantor is indebted to the Bank pursuant to the terms of the Note; (ii) the liens, security interests and assignments created and evidenced by the Loan Documents are, respectively, valid and subsisting liens, security interests and assignments of the respective dignity and priority recited in the Loan Documents; (iii) the representations and warranties contained in the Loan Documents are true and correct representations and warranties of Guarantor, as of the date hereof and no defaults exist under the Loan Documents; and (iv) Guarantor has no set-offs, counterclaims, defenses or other causes of action against the Bank arising out of the Loan Documents, the modification and extension of the Loan, any documents mentioned herein or otherwise and to the extent any such set-offs, counterclaims, defenses or other causes of action may exist, whether known or unknown, such items are hereby waived by Guarantor.

     7. NO WAIVER OF REMEDIES. Nothing contained in this Agreement shall prejudice, act as, or be deemed to be a waiver of any right or remedy available to the Bank by reason of the occurrence or existence of any fact, circumstance or event constituting a default under the Note or the other Loan Documents.

     8. COSTS AND EXPENSES. Contemporaneously with the execution and delivery hereof, Borrower shall pay, or cause to be paid, all costs and expenses incident to the preparation, execution and recordation hereof and the consummation of the transaction contemplated hereby, including, but not limited to, recording fees and reasonable fees and expenses of legal counsel to the Bank. The attorney's fees and expenses of the Bank's law firm, Jackson & Walker, L.L.P., shall be paid.

     9. ADDITIONAL DOCUMENTATION. From time to time, Borrower shall execute or procure and deliver to Bank such other and further documents and instruments evidencing, securing or pertaining to the Loan or the Loan Documents as shall be reasonably requested by the Bank so as to evidence or effect the terms and provisions hereof.

     10. EFFECTIVENESS OF THE LOAN DOCUMENTS. Except as expressly modified by the terms and provisions hereof, each of the terms and provisions of the Loan Documents are hereby ratified and shall remain in full force and effect; provided, however, that any reference in any of the Loan Documents to the Loan, the amount constituting the Loan, any defined terms, or to any of the other Loan Documents shall be deemed, from and after the date hereof, to refer to the Loan, the amount constituting the Loan, defined terms and to such other Loan Documents, as modified hereby.

     11. GOVERNING LAW. THE BORROWER HEREBY AGREES THAT THE OBLIGATIONS CONTAINED HEREIN ARE PERFORMABLE IN DALLAS COUNTY, TEXAS. ALL PARTIES HERETO AGREE THAT (I) ANY ACTION ARISING OUT OF THIS TRANSACTION MAY BE FILED IN DALLAS COUNTY, TEXAS, (II) VENUE FOR ENFORCEMENT OF ANY OF THE OBLIGATIONS CONTAINED IN THE LOAN DOCUMENTS SHALL BE IN DALLAS COUNTY, TEXAS, (III) PERSONAL JURISDICTION SHALL BE IN DALLAS COUNTY, TEXAS, (IV) ANY ACTION OR PROCEEDING UNDER THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT MAY BE COMMENCED AGAINST BORROWER IN DALLAS COUNTY, (V) SUCH ACTION MAY BE INSTITUTED IN THE COURTS OF THE STATE OF

TEXAS LOCATED IN DALLAS COUNTY, TEXAS OR IN THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF TEXAS LOCATED IN DALLAS COUNTY, TEXAS, AT THE OPTION OF THE BANK AND (VI) THE BORROWER HEREBY WAIVES ANY OBJECTION TO THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING AND ADDITIONALLY WAIVES ANY RIGHT IT MAY HAVE TO BE SUED ELSEWHERE. NOTHING HEREIN SHALL AFFECT THE RIGHT OF EACH BANK TO ACCOMPLISH SERVICE OF PROCESS IN ANY OTHER MANNER PERMITTED BY LAW.

     12. TIME. Time is of the essence in the performance of the covenants contained herein and in the Loan Documents.

     13. BINDING AGREEMENT. This Agreement and the Loan Documents shall be binding upon the heirs, executors, administrators, personal representatives, successors and assigns of the parties hereto; provided, however, the foregoing shall not be deemed or construed to (i) permit, sanction, authorize or condone the assignment of all or any part of the Collateral or any of Borrower's rights, titles or interest in and to the Collateral or any rights, titles or interests in and to Borrower, except as expressly authorized in the Loan Documents, or
(ii) confer any right, title, benefit, cause of action or remedy upon any person or entity not a party hereto, which such party would not or did not otherwise possess.

     14. HEADINGS. The section headings hereof are inserted for convenience of reference only and shall in no way alter, amend, define or be used in the construction or interpretation of the text of such section.

     15. CONSTRUCTION. Whenever the context hereof so required, reference to the singular shall include the plural and likewise, the plural shall include the singular; words denoting gender shall be construed to mean the masculine, feminine or neuter, as appropriate; and specific enumeration shall not exclude the general but shall be construed as cumulative of the general recitation.

     16. COUNTERPARTS. To facilitate execution, this Agreement may be executed in as many counterparts as may be convenient or required. It shall not be necessary that the signature and acknowledgement of, or on behalf of, each party or that the signature and acknowledgement of all persons required to bind any party appear on each counterpart. All counterparts shall collectively constitute a single document containing the respective signatures and acknowledgement of, or on behalf of, each of the parties hereto. Any signature and acknowledgement page to any counterpart may be detached from such counterpart without impairing the legal effect of the signatures and acknowledgements thereon and thereafter attached to another counterpart identical thereto except having attached to it additional signature and acknowledgement pages.

     THIS AGREEMENT AND THE LOAN DOCUMENTS COLLECTIVELY REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

     EXECUTED as of the date first above written.


                              BANK:
                              ----

                              GUARANTY FEDERAL BANK, F.S.B.,
                              a federal savings bank



                              By:    /s/ W. James Meintjes
                                    ------------------------
                                    W. James Meintjes,
                                    Assistant Vice President



                              BORROWER:
                              --------

                              HOMEOWNERS MORTGAGE & EQUITY, INC.,
                              a Delaware corporation d/b/a HOME, INC.


                              By: /s/ Tommy M. Parker
                                 ---------------------------
                                    Tommy M. Parker,
                                    Executive Vice President


                              GUARANTOR:
                              ---------

                              HOMECAPITAL INVESTMENT CORPORATION,
                              a Nevada corporation


                              By: /s/ John W. Ballard
                                 -------------------------------
                                    Name: John W. Ballard
                                         -----------------------
                                    Title:President and CEO
                                          ----------------------

STATE OF TEXAS      (S)
                    (S)
COUNTY OF DALLAS    (S)


     This instrument was ACKNOWLEDGED before me the 14th day of April, 1997, by
W. James Meintjes, Assistant Vice President of GUARANTY FEDERAL BANK, F.S.B., a federal savings bank, on behalf of said bank.

                                /s/ Jean Turner
                              -----------------------------------
                              Notary Public - State of Texas

My Commission expires:        ________________________________
   01-17-2001                 Printed Name of Notary
----------------------


STATE OF TEXAS      (S)
                    (S)
COUNTY OF TRAVIS    (S)


     This instrument was ACKNOWLEDGED before me the 24th day of February, 1997, by Tommy M. Parker, Executive Vice President of HOMEOWNERS MORTGAGE & EQUITY, INC. d/b/a Home, Inc., a Delaware corporation, on behalf of said corporation.


                              --------------------------------
                              Notary Public - State of Texas

My Commission expires:         /s/ Anna M. Walker
                              --------------------------------
    7-15-2000                 Printed Name of Notary
 --------------------


STATE OF TEXAS      (S)
                    (S)
COUNTY OF TRAVIS    (S)


     This instrument was ACKNOWLEDGED before me the 24th day of February, 1997, by John W. Ballard, President & CEO of HOMECAPITAL INVESTMENT CORPORATION, a Nevada corporation, on behalf of said corporation.


                              ----------------------------------
                              Notary Public - State of Texas

My Commission expires:         /s/ Anna M. Walker
   7-15-2000                  ----------------------------------
----------------------        Printed Name of Notary

                                  EXHIBIT "K"
                                  -----------


                       EXISTING AND PROPOSED INDEBTEDNESS


Existing Indebtedness:
---------------------

     Description                                                     Amount
     -----------                                                     ------

     Revolving note payable to
     _____________________, maturing
     July 29, 1996, bearing an interest
     rate of prime plus 2.00%                                     1,354,031

     Capital lease obligations                                       23,199
                                                                 ----------


                                                                 $
                                                                 ==========


     $_______________ loan from
     ________________________________________

     $_______________ loan from
     Keystone                       [shall not be permitted indebtedness
                                    under Section 7.1(iii) after April 30, 1997]


Proposed Indebtedness:
---------------------

     $_______________ loan from
     ________________________________________

     $_______________ loan from
     Keystone

                                 EXHIBIT "A"                               [WC]
                                 -----------

                                PROMISSORY NOTE
                                ---------------


$5,000,000.00               DALLAS, TEXAS                       January 1, 1997


     FOR VALUE RECEIVED, the undersigned, HOMEOWNERS MORTGAGE & EQUITY, INC., A DELAWARE CORPORATION, D/B/A HOME, INC. (herein called "BORROWER"), hereby promises to pay to the order of GUARANTY FEDERAL BANK, F.S.B., a federal savings bank (herein called "BANK"), the principal sum of FIVE MILLION AND NO/100 DOLLARS ($5,000,000.00) or, if less, the aggregate unpaid principal amount of the Loan made under this Note by Bank to Borrower pursuant to the terms of the WORKING CAPITAL LINE OF CREDIT AND SECURITY AGREEMENT [SERVICING SECURED] together with all amendments, modifications and extensions thereto ("LOAN AGREEMENT") dated November 8, 1996, together with interest on the unpaid principal balance thereof as hereinafter set forth, both principal and interest payable as herein provided in lawful money of the United States of America, for the account of Bank, at 8333 DOUGLAS AVENUE, DALLAS, TEXAS 75225 or at such other place within Dallas County, Texas or such other address as may be given to Borrower by the Bank.

     This Note (a) is executed and delivered pursuant to the Loan Agreement and is the Note as defined therein, (b) is subject to the terms and provisions of the Loan Agreement, which contains provisions for payments and prepayments hereunder, acceleration of the maturity hereof upon the happening of certain stated events and the obligation of Bank to advance funds hereunder, and (c) is secured by and entitled to the benefits of certain Loan Documents (herein so called). Payments on this Note shall be made and applied as provided herein and in the Loan Agreement. Reference is hereby made to the Loan Agreement for a description of certain rights, limitations of rights, obligations and duties of the parties hereto and for the meanings assigned to terms used and not defined herein and to the Loan Documents for a description of the nature and extent of the security thereby provided and the rights of the parties thereto. All capitalized terms used herein and not otherwise defined herein shall have the meanings given thereto in the Loan Agreement. The holder of this Note shall be entitled to the benefits provided for in the Loan Agreement.

     Interest shall be due and payable on the tenth day of each month, beginning JANUARY 10, 1997. Interest shall accrue on the outstanding principal balance of this Note at the rates specified in the Loan Agreement.

     The principal amount of this Note, together with all unpaid interest accrued hereon, shall be due and payable in full on JANUARY 31, 1998 (the "MATURITY DATE"). All payments of principal of and interest upon this Note shall be made by Borrower to the Bank in federal or other immediately available funds. All payments made hereon shall be due and payable and applied in accordance with the Loan Agreement.

     Notwithstanding the foregoing paragraph and all other provisions of this Note, in no event shall the interest payable hereon, whether before or after maturity, exceed the maximum amount of interest which, under applicable law, may be charged on this Note, and this Note is expressly made subject to the provisions of the Loan Agreement which more fully set out the limitations on how interest accrues hereon. In the event applicable law provides for a ceiling under Texas Revised Civil Statutes Annotated article 5069-1.04, that ceiling shall be the indicated rate ceiling and shall be used in this Note for calculating the Maximum Rate and


                                                                      __________
                                                                   INITIALED FOR
                                                                  IDENTIFICATION
for all other purposes. The term "applicable law" as used in this Note shall mean the laws of the State of Texas or the laws of the United States, whichever laws allow the greater interest, as such laws now exist or may be changed or amended or come into effect in the future.

     If this Note is placed in the hands of an attorney for collection after default, or if all or any part of the indebtedness represented hereby is proved, established or collected in any court of in any bankruptcy, receivership, debtor relief, probate or other court proceedings, Borrower and all endorsers, sureties and guarantors of this Note jointly and severally agree to pay reasonable attorneys' fees and collection costs to the holder hereof in addition to the principal and interest payable hereunder.

     Borrower and all endorsers, sureties and guarantors of this Note hereby severally waive demand, presentment for payment, protest, notice of protest, notice of intention to accelerate the maturity of this Note, diligence in collecting, the bringing of any suit against any party and any notice of or defense on account of any extensions, renewals, partial payments or changes in any manner of or in this Note or in any of its terms, provisions and covenants, or any releases or substitutions of any security, or any delay, indulgence or other act of any trustee or any holder hereof, whether before or after maturity.

     Maker reserves the right to prepay the outstanding principal balance of this Note, in whole or in part at any time and from time to time without premium or penalty, in accordance with the terms of the Loan Agreement.

     This Note is executed in renewal, extension and modification (but not in extinguishment) of that certain Promissory Note dated as of November 8, 1996 executed by Borrower payable to the order of Bank.

     THE BORROWER HEREBY AGREES THAT THE OBLIGATIONS CONTAINED HEREIN ARE PERFORMABLE IN DALLAS COUNTY, TEXAS. ALL PARTIES HERETO AGREE THAT (I) ANY ACTION ARISING OUT OF THIS TRANSACTION SHALL BE FILED IN DALLAS COUNTY, TEXAS,
(II) VENUE FOR ENFORCEMENT OF ANY OF THE OBLIGATIONS CONTAINED IN THE LOAN DOCUMENTS SHALL BE IN DALLAS COUNTY, TEXAS, (III) PERSONAL JURISDICTION SHALL BE IN DALLAS COUNTY, TEXAS, (IV) ANY ACTION OR PROCEEDING UNDER THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT SHALL BE COMMENCED AGAINST BORROWER IN DALLAS COUNTY,
(V) SUCH ACTION SHALL BE INSTITUTED IN THE COURTS OF THE STATE OF TEXAS LOCATED IN DALLAS COUNTY, TEXAS OR IN THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF TEXAS LOCATED IN DALLAS COUNTY, TEXAS, AT THE OPTION OF THE BANK AND
(VI) THE BORROWER HEREBY WAIVES ANY OBJECTION TO THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING AND ADDITIONALLY WAIVES ANY RIGHT IT MAY HAVE TO BE SUED ELSEWHERE. NOTHING HEREIN SHALL AFFECT THE RIGHT OF BANK TO ACCOMPLISH SERVICE OF PROCESS IN ANY OTHER MANNER PERMITTED BY LAW.

     THIS NOTE, TOGETHER WITH ALL OF THE OTHER LOAN DOCUMENTS SHALL BE GOVERNED BY AND CONSTRUED ACCORDING TO THE LAWS OF THE STATE OF TEXAS AND THE APPLICABLE LAWS OF THE UNITED STATES OF AMERICA.

     THIS NOTE AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR,


                                                                      __________
                                                                   INITIALED FOR
                                                                  IDENTIFICATION

CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

                                 HOMEOWNERS MORTGAGE & EQUITY, INC., a
                                 Delaware corporation, d/b/a HOME, INC.



                                 By:______________________________________
                                    Tommy M. Parker,
                                    Executive Vice President


STATE OF TEXAS      (S)
                    (S)
COUNTY OF DALLAS    (S)


     This instrument was ACKNOWLEDGED before me the ____ day of February, 1997, by Tommy M. Parker, Executive Vice President of HOMEOWNERS MORTGAGE & EQUITY, INC., a Delaware corporation, d/b/a HOME, INC. on behalf of said corporation.




                               ___________________________________________
                               Notary Public - State of Texas


My Commission expires:         ___________________________________________
_____________________          Printed Name of Notary

                                                                           [WC]
                                  EXHIBIT "B"
                                  -----------

                             UNCONDITIONAL GUARANTY
                             ----------------------


     WHEREAS, HOMEOWNERS MORTGAGE & EQUITY, INC., A DELAWARE CORPORATION, D/B/A HOME, INC. (hereinafter called the "BORROWER"), desire to borrow from GUARANTY FEDERAL BANK, F.S.B. (the "BANK"), the principal sum of FIVE MILLION AND NO/100 DOLLARS ($5,000,000.00) (collectively, the "LOAN"); and

     WHEREAS, said borrowings are to be made by the Borrower pursuant to and under the terms of that Working Capital Line of Credit and Security Agreement [Servicing Secured] dated effective as of NOVEMBER 8, 1996, between the Borrower and the Bank together with all amendments thereof (hereinafter called the "LOAN AGREEMENT") and all promissory notes executed by Borrower in connection therewith; and

     WHEREAS, the undersigned desires the Bank to modify the Loan Agreement and to continue to make the aforesaid Loan, and the Bank requires, as a condition thereof, that a guaranty in the form hereof be executed and delivered by the undersigned;

     NOW, THEREFORE, in consideration of the premises and to induce the Bank to enter into the Loan Agreement and to make the Loan contemplated thereby and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned, HOMECAPITAL INVESTMENT CORPORATION, a Nevada corporation (hereinafter called the "GUARANTOR"), hereby unconditionally guarantees to the Bank and to every subsequent holder or holders of any promissory note or notes evidencing the Loan (said promissory note or notes together with any note or notes renewing the same or any part thereof being hereinafter collectively called the "NOTE") that (i) the principal of and interest on, and attorneys' fees provided in, the Note will be promptly paid when due in accordance with the provisions thereof or, in the case of extension of time of payment in whole or in part of the Note, all sums will be promptly paid when due in accordance with the terms of the extension; (ii) all covenants and agreements of the Borrower contained in the Note, the Loan Agreement and/or any other instrument evidencing, securing or governing the disbursement of the Loan, whether presently existing or hereinafter entered into, will be duly and promptly observed and performed; and (iii) all additional amounts owing or which hereafter become owing by the Borrower under the terms of the Note, the Loan Agreement and/or any other instrument evidencing, securing or governing the disbursement of the Loan, whether presently existing or hereinafter entered into, will be promptly paid when due. This Guaranty directly and substantially benefits Guarantor.

     The obligations of the Guarantor shall be performable without demand of the Bank and shall be unconditional irrespective of the genuineness, validity, regularity or enforceability of the Loan Agreement or the Note, or any other circumstance which might otherwise constitute a legal or equitable discharge of a surety or a guarantor; and the Guarantor hereby waives diligence, presentment, demand of payment, protest, all notices (whether of nonpayment, acceleration, dishonor, protest or otherwise) with respect to the Note, notice of acceptance of this Guaranty and of the incurring by the Borrower of any of the obligations hereinbefore mentioned, all demands whatsoever, and all rights to require the Bank, to (a) proceed against the Borrower, (b) proceed against or exhaust any collateral held by the Bank to secure the payment of the indebtedness guaranteed hereby, or (c) pursue any other remedy the Bank may now or hereafter have against the Borrower.

     The Guarantor hereby agrees that, at any time or from time to time, without notice to the Guarantor:

          (1) The time for payment of the principal of or interest on the Note evidencing the Loan may be extended or the Note may be renewed in whole or in part;

                                                                      __________
                                                                   INITIALED FOR
                                                                  IDENTIFICATION

          (2) The time for the Borrower's performance of or compliance with any covenant or agreement contained in the Loan Agreement, the Note and/or any other instrument evidencing, securing or governing the disbursement of the Loan, whether presently existing or hereinafter entered into, may be extended or such performance or compliance may be waived;

          (3) The maturity of the Note may be accelerated as provided therein or in the Loan Agreement and/or any other instrument evidencing, securing or governing the disbursement of the Loan, whether presently existing or hereinafter entered into;

          (4) The Loan Agreement, the Note and/or any other instrument evidencing, securing or governing the disbursement of the Loan, whether presently existing or hereinafter entered into, may be modified or amended by the Bank and the Borrower in any respect, including, but not limited to, an increase in the principal amount; and

          (5) Any security for the Loan may be modified, exchanged, surrendered or otherwise dealt with and/or additional security may be pledged or mortgaged for the Loan;

all without affecting the liability of the Guarantor.

     The Guarantor hereby acknowledges that the withdrawal from, or termination of, any ownership interest in Borrower shall not alter, affect or in any way limit the obligations of Guarantor hereunder.

     If this Guaranty shall be placed in the hands of an attorney for collection or should it be collected by legal proceedings or through any probate or bankruptcy court, the Guarantor agrees to pay to the Bank's reasonable attorneys' or collection fees.

     The Bank may assign its rights hereunder in whole or in part; and upon any such assignment, all the terms and provisions of this Guaranty shall inure to the benefit of such assignee to the extent so assigned. The terms used to designate any of the parties herein shall be deemed to include the heirs, legal representatives, successors and assigns of such parties; and the term "Bank" shall include, in addition to the Bank, any lawful owner, holder or pledgee of any indebtedness guaranteed hereby.

     The Bank is relying and is entitled to rely upon each and all of the provisions of this Guaranty; and accordingly, if any provision or provisions of this instrument should be held to be invalid or ineffective, then all other provisions shall continue in full force and effect.

     The Guarantor acknowledges that the Loan represents money which will be advanced to the Borrower in a series of advances to be made from time to time pursuant to the Loan Agreement. To induce the Bank to make the advances thereunder, the Guarantor hereby agrees that in the event of the termination, liquidation or dissolution of the Borrower, this Guaranty shall continue in full force and effect.

     The Guarantor hereby represents and warrants to the Bank that the financial statements and information regarding the Guarantor heretofore delivered to the Bank are true and correct in all material respects, having been applied on a consistent basis throughout the period covered thereby, and fairly present the financial position of the Guarantor as of the dates thereof, and that no material adverse change has occurred in the financial condition of the Guarantor reflected therein since the date thereof.

     The Guarantor hereby represents and warrants to the Bank that:

     (a) Neither the execution and delivery of this Guaranty, nor the consummation of any of the transactions herein or therein contemplated, nor compliance with the terms and provisions hereof or with the terms and provisions thereof, will materially contravene or conflict with any provision of law, statute or

                                                                      __________
                                                                   INITIALED FOR
                                                                  IDENTIFICATION
regulation to which Guarantor is subject or any judgment, license, order or permit applicable to Guarantor, or any indenture, mortgage, deed of trust or other agreement or instrument to which Guarantor is a party or by which Guarantor may be bound, or to which Guarantor may be subject.

     (b) Guarantor is not in default (and no event exists which with notice or the passage of time could become a default) under any loan agreement, mortgage, security agreement or other material agreement or obligation to which it is a party or by which any of its properties is bound including but not limited to the Loan Documents.

     (c) There are no actions, suits or legal, equitable, arbitration or administrative proceedings pending, or to the knowledge of Guarantor, threatened against Guarantor.

     (d) All tax returns required to be filed by the Guarantor in any jurisdiction have been filed or extended and all taxes, assessments, fees and other governmental charges upon Guarantor or upon any of its properties, income or franchises have been paid prior to the time that such taxes could give rise to a lien thereon, unless protested in good faith by appropriate proceedings and with respect to which reserves in conformity with GAAP have been established on the books of Guarantor. The Guarantor has no knowledge of any proposed tax assessment against Guarantor.

     (e) Guarantor shall permit any authorized officer, employee or agent of the Bank, to visit and inspect any of the business properties of the Guarantor, examine Guarantor's books of record and accounts, take copies and extracts therefrom, and inspect and discuss the procedures, finances and accounts of Guarantor with Guarantor's accountants and auditors, all at such reasonable times and as often as Bank may desire. Guarantor shall furnish such reports as Bank may reasonably request.

     Notwithstanding any provision in this Guaranty to the contrary, Guarantor hereby waives and releases (i) any and all rights of subrogation, reimbursement, indemnification or contribution which it may have, against others liable on all or any part of the Loan, (ii) any and all rights to be subrogated the rights of the Bank in any collateral or security for all or any part of the Loan, and
(iii) any and all other rights and claims of such Guarantor against Borrower or any third party as a result of such Guarantor's payment of all or any part of the Loan.

     Capitalized terms not defined herein are used as defined in the Loan Agreement.

     The obligations of the Guarantor and any other guarantor of the Note evidencing the Loan shall be joint and several. The Guarantor agrees that the Bank, in its sole discretion, may (i) bring suit against the Guarantor and any other guarantor of the Note evidencing the Loan jointly and severally or against any one or more of them, (ii) compound or settle with any one or more of the guarantors of the Note evidencing the Loan for such consideration as the Bank may deem proper, (iii) release one or more of the guarantors of the Note evidencing the Loan from liability thereunder, and (iv) otherwise deal with the Guarantor and any other guarantors of the Note, or any one or more of them, in any manner whatsoever; and that no such action shall impair the rights of the Bank to collect the indebtedness hereby guaranteed from the Guarantor. Nothing contained in this paragraph shall in any way affect or impair the rights or obligations of the Guarantor with respect to any other guarantor of the Note evidencing the Loan.

     Any indebtedness of the Borrower to the Guarantor now or hereafter existing (including, but not limited to, any rights to subrogation the Guarantor may have as a result of any payment by the Guarantor under this Guaranty), together with any interest thereon, shall be, and such indebtedness is hereby subordinated until payment in full of the indebtedness of the Borrower to the Bank under the Loan Documents and all other obligations hereunder. Until payment in full with interest of the indebtedness of the Borrower to the Bank (and including interest accruing on the Note after any petition under the Bankruptcy Reform Act of 1978, as amended (the "BANKRUPTCY CODE"), which post-petition interest the parties agree shall

                                                                      __________
                                                                   INITIALED FOR
                                                                  IDENTIFICATION
remain a claim that is prior and superior to any claim of the Guarantor notwithstanding any contrary practice, custom or ruling in proceedings under the Bankruptcy Code generally), the Guarantor agrees not to accept any payment or satisfaction of any kind of any indebtedness of the Borrower to the Guarantor, except with respect to the payment of any dividends declared by the Borrower, the payment of which will not cause the Borrower to breach any covenant under the Loan Agreement, and except with respect to any other payment for which the Bank grants its prior written consent. Further, the Guarantor agrees that until such payment in full: (i) no Guarantor shall accept payment from any other guarantor by way of contribution on account of any payment made hereunder by such party to the Bank; (ii) no one of them will take any action to exercise or enforce any rights to such contribution; and (iii) if any individual or entity comprising the Guarantor should receive any payment, satisfaction or security for any indebtedness of the Borrower to any individual or entity comprising the Guarantor or for any contribution by any other individual or entity comprising the Guarantor for payment made hereunder by the recipient to the Bank at any time the Borrower is in default under the Loan Documents, the same shall be delivered to the Bank in the form received, endorsed or assigned as may be appropriate for application on account of, or as security for the indebtedness of the Borrower to the Bank. This provision shall not restrict or impair Guarantor's right to receive dividends declared by the Borrower, which comply with the covenants under the Loan Agreement. Any lien or charge on the Collateral (as defined in the Loan Agreement), all rights therein and thereto, and on the profits, losses, income and distributions to be realized therefrom, which the Guarantor may have or obtain as security for any loans or advances to Borrower shall be, and such Lien or charge hereby is, waived. Guarantor waives any rights Guarantor has under, or any requirements imposed by Chapter 34 of the Texas Business & Commerce Code, as in effect on the date of this Guaranty or as it may be amended from time to time. Guarantor waives any rights of subrogation it may have against the Borrower.

     In the event the Borrower is a corporation, joint stock association or partnership, or is hereafter incorporated, if the indebtedness at any time hereafter exceeds the amount permitted by law, or the Borrower is not liable because the act of creating the obligation is ultra vires, or the officers or persons creating same acted in excess of their authority, and for these reasons the indebtedness to the Bank which the Guarantor agrees to pay cannot be enforced against the corporation, joint stock association or partnership, such fact shall in no manner affect the Guarantor's liability hereunder; but the Guarantor shall be liable hereunder, notwithstanding any finding that said corporation, joint stock association or partnership is not liable for such indebtedness, and to same extend as the Guarantor would have been if the indebtedness of the Borrower had been enforceable against the Borrower.

     This Guaranty is executed in modification (but not extinguishment) of that certain Unconditional Guaranty dated effective as of November 8, 1996.

     THIS GUARANTY AND ALL RIGHTS, OBLIGATIONS AND LIABILITIES ARISING HEREUNDER SHALL BE CONSTRUED ACCORDING TO THE LAWS OF THE STATE OF TEXAS AND THE UNITED STATES OF AMERICA.

     THIS GUARANTY SHALL BE PERFORMABLE FOR ALL PURPOSES IN DALLAS COUNTY, TEXAS. COURTS WITHIN THE STATE OF TEXAS SHALL HAVE JURISDICTION OVER ANY AND ALL DISPUTES BETWEEN GUARANTOR AND BANK, WHETHER IN LAW OR EQUITY, INCLUDING, BUT NOT LIMITED TO, ANY AND ALL DISPUTES ARISING OUT OF OR RELATING TO THIS GUARANTY OR ANY OTHER LOAN DOCUMENT; AND VENUE IN ANY SUCH DISPUTE WHETHER IN FEDERAL OR STATE COURT SHALL BE LAID IN DALLAS COUNTY, TEXAS. GUARANTOR HEREBY CONSENTS TO PERSONAL JURISDICTION IN DALLAS COUNTY, TEXAS AND WAIVES ANY RIGHTS HE OR SHE MAY HAVE TO BE SUED ELSEWHERE.

     THIS GUARANTY AND THE LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR,


                                                                      __________
                                                                   INITIALED FOR
                                                                  IDENTIFICATION

CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.


     IN WITNESS WHEREOF, this Guaranty has been duly executed by the undersigned, effective as of, although not necessarily on, the 1st day of January, 1997.

Address of Guarantor:
--------------------

6836 Austin Center Blvd.    HOMECAPITAL INVESTMENT CORPORATION,
Suite 280                   a Nevada corporation
Austin, Texas  78731

                            By:___________________________________
                               Name:______________________________
                               Title:_____________________________



STATE OF TEXAS           (S)
                         (S)
COUNTY OF TRAVIS         (S)


     This instrument was ACKNOWLEDGED before me the ____ day of February, 1997, by _________________________, _____________________ of HOMECAPITAL INVESTMENT
CORPORATION, a Nevada corporation, on behalf of said corporation.


                                    ________________________________
                                    Notary Public - State of Texas

My Commission expires:              ________________________________
_____________________               Printed Name of Notary

                                  EXHIBIT "C"                            [WC]
                                  -----------

                                ADVANCE REQUEST
                                ---------------

From: HomeOwners Mortgage & Equity, Inc.,
      d/b/a Home, Inc.
      6836 Austin Center Blvd., Suite 280
      Austin, Texas  78731
      Phone (512) 343-8911
      Fax (512) 343-1837

TO:   Guaranty Federal Bank, F.S.B. ("Bank")


1. HOMEOWNERS MORTGAGE & EQUITY, INC., A DELAWARE CORPORATION, D/B/A HOME, INC. ("BORROWER") hereby requests an Advance in the amount and on the date specified from the Bank (an "ADVANCE") in the amount and on the date herein specified, pursuant to the Working Capital Line of Credit and Security Agreement [Servicing Secured] among Borrower and the Bank, dated as of NOVEMBER 8, 1996, as amended to date (the "AGREEMENT"), and hereby grants to Bank, in accordance with the provisions of that Agreement, between Borrower and the Bank, as amended to date, a security interest and Lien in each Mortgage Loan described on the attached SCHEDULE C-I. Capitalized terms used herein and defined in the Agreement shall be used herein as so defined.

2.   ADVANCES REQUESTED:

             (i) Borrower hereby requests an Advance in the principal amount of
                 $__________.

            (ii) Requested Advance Date:  _______________, 199__.

           (iii) Borrower hereby grants to the Bank a security interest in the Servicing Rights described on SCHEDULE I attached hereto.

          Requirement of Agreement: Maximum of $5,000,000.00.

          Requirement satisfied          _______.

          Requirement not satisfied      _______.

3.   The undersigned officer of Borrower represents and warrants to the Bank:

     (a) Borrower is entitled to receive the requested Advance under the terms and conditions of the Agreement;

     (b) all items which Borrower is required to furnish to the Bank pursuant to the Agreement accompany this Advance Request;

     (c) all Collateral offered hereby conform in all respects with the applicable requirements set forth in the Agreement;

     (d) no Event of Default has occurred and is continuing under the Agreement;

     (e) no change or event which with notice and/or the passage of time would constitute an Event of Default; and

     (f) attached hereto is the COMPLIANCE SCHEDULE C-II showing Borrower's compliance as of the date hereof with the requirements of ARTICLE VII of the Agreement.

4.   Borrower represents and warrants that:

     (A)  The Collateral Value as defined in
          the Agreement of all Collateral
          prior to this Advance is:                $_________________

     (B)  The outstanding Advances prior to this Advance are:
          $_________________

     (C)  The Collateral Value of all Collateral pledged
          to Bank after this Advance Request is:             $_________________

     (D)  The outstanding Advances under the Note after this
          Advance Request will be:                 $_________________

4. The representations and warranties of Borrower contained in the Agreement and those contained in each other Loan Document to which Borrower is a party are true and correct in all respects on and as of the date hereof.

                              HomeOwners Mortgage & Equity, Inc.,
                              a Delaware corporation, d/b/a Home, Inc.


Date:____________, 199___     By:________________________________________
                                 Tommy M. Parker,
                                 Executive Vice President



STATE OF TEXAS           (S)
                         (S)
COUNTY OF TRAVIS         (S)


     This instrument was ACKNOWLEDGED before me the ____ day of ________________, 199___, by Tommy M. Parker, Executive Vice President, of HOMEOWNERS MORTGAGE & EQUITY, INC., a Delaware corporation, d/b/a HOME, INC., on behalf of said corporation.


                                 ------------------------------------
                                 Notary Public - State of Texas

My Commission expires:           ____________________________________
_____________________            Printed Name of Notary

                                  SCHEDULE C-I
                              SERVICING AGREEMENTS

                                                                            [WC]

                            COMPLIANCE SCHEDULE C-II
                            ------------------------

Financial Covenants              Required                      Actual or
-------------------              --------                      ------ --
                                                               [IN COMPLIANCE]*
                                                               ---------------

1) Limitation on Indebtedness
     of Borrower [7.1]:                                        [YES] or [NO] *

2) No Merger [7.2]:                                            [YES] or [NO] *

3) Fiscal Year [7.3]:                                          [YES] or [NO] *

4) Lines of Business [7.4]:                                    [YES] or [NO] *

5) Liquidations, etc. [7.5]:                                   [YES] or [NO] *

6) Loans [7.6]:                                                [YES] or [NO] *

7) Operational Changes [7.7]:                                  [YES] or [NO] *

8) Compliance with ERISA [7.8]:                                [YES] or [NO] *

9) Net Worth [7.9]:              Not less than
                                 6.2(A) figure
                                 ------
                                 plus 7.1(B) & (C)                   _______
                                      ------------

10) Tangible Net Worth [7.10]:                                 [YES] or [NO] *

11) Adjusted Tangible Net Worth [7.11]:    Not less than the
                                        greater of (a) ATNW
                                        requirement for preceding
                                        quarter and (b) 80% of
                                        present ATNW                 _______

12) Debt to Adjusted Tangible Net       Not more than
     Worth [7.12]:                      3.5 to 1.0                   _______

13) Minimum Liquidity [7.13]:           Not less than
                                        $500,000.00                  _______

14) Management [7.14]:                                         [YES] or [NO] *

15) Interested Transactions [7.15]:                            [YES] or [NO] *

16) Transfer of Stock [7.16]:                                  [YES] or [NO] *

17) Subsidiaries [7.17]:                                       [YES] or [NO] *

18) Sale or pledge of servicing
     contracts [7.18]:                                         [YES] or [NO] *



19) Loss of Eligiblity [7.19]:                                 [YES] or [NO] *

20) Negative Covenants/
     Collateral [7.20]:                                        [YES] or [NO] *



                              HOMEOWNERS MORTGAGE & EQUITY, INC.,
                              a Delaware corporation, d/b/a HOME, INC.


                              By:  _________________________________________
                                   Tommy M. Parker,
                                   Executive Vice President


______________________________
          [Date]



STATE OF TEXAS      (S)
                    (S)
COUNTY OF TRAVIS    (S)


     This instrument was ACKNOWLEDGED before me the ____ day of __________, 199__, by Tommy M. Parker, Executive Vice President of HOMEOWNERS MORTGAGE & EQUITY, INC., a Delaware corporation, d/b/a HOME, INC., on behalf of said corporation.


                               ________________________________
                               Notary Public - State of Texas

My Commission expires:         ________________________________
_____________________          Printed Name of Notary

                                 Schedule C-II
                                  (Continued)


                                              Most
                                             Recent
                                            Quarter-
                                               end
------------------------------------------------------
                                              12/31/96
------------------------------------------------------
GAAP Net Worth                            $  8,726,493
LESS:
Capitalized Servicing                      (10,521,807)
Account Receivable - Parent                   (441,888)
Intangibles                                     (1,295)
PLUS:
90% of Capitalized Servicing                 9,469,626
                                          ------------
Adjusted Tangible Net Worth               $  7,231,129

(A) Current Covenant (calculated at       $  3,705,399
previous quarter end)
(B) 80% of ATNW (calculated at this       $  5,784,903
quarter)
(C) New Covenant for next three months    $  5,784,903
(greater of A and B)
------------------------------------------------------

NET WORTH

GAAP Net Worth at last FYE                         _______________
PLUS:
80% OF Cumulative Quarterly Net Income since FYE   _______________
PLUS:
100% of Capital Contributions since FYE            _______________
EQUALS:
Covenant Required Net Worth                        _______________
Net Worth                                          _______________
In Compliance?                                           Y/N
                                                   ---------------

ADJUSTED TANGIBLE NET WORTH
GAAP Net Worth                                     _______________
LESS:
Capitalized Servicing                              _______________
Account Receivable - Parent                        _______________
Intangibles                                        _______________
PLUS:                                              _______________
90% of Capitalized Servicing                       _______________
Adjusted Tangible Net Worth                        _______________
Covenant (see table above)                         _______________
In Compliance?                                           Y/N
                                                   ---------------

LEVERAGE RATIO
Total Liabilities                                  _______________
Adjusted Tangible Net Worth                        _______________
Leverage                                           _______________
Covenant (not to exceed)                                 3.5:1
                                                   ---------------
In Compliance?                                           Y/N
                                                   ---------------


LIQUIDITY
Unrestricted Cash                                  _______________
PLUS:
Net Collateral Surplus                             _______________
LESS:
Warehouse Borrowings                               _______________
EQUALS:
Liquidity                                          _______________

Covenant                                                 $500,000
                                                   ---------------

In Compliance?                                           Y/N
                                                   ---------------

REPURCHASED/INVESTMENT LOANS
Repurchased/Investment Loans on Balance Sheet      _______________
Covenant (maximum)                                       $500,000
                                                   ---------------
In Compliance?                                           Y/N
                                                   ---------------


LTV (FOR WORKING CAPITAL LINE)

(A)  UPS of FNMA Excess Servicing Rights           _______________
(B)  Most Recent Quarterly Valuation                             %
                                                   ---------------
     Dated (Date of Valuation)                     _______________
(C)  Value of FNMA Excess Servicing Rights
     (A) x (B)                                     _______________
(D)  (C) x .50                                     _______________
(E)  Capitalized FNMA Excess Servicing             _______________
(F)  Lesser of (D) or (E)                          _______________
(G)  Working Capital Principal Balance             _______________
     Loan to Value (G) - (F)                                     %
                                                   ---------------

                                   EXHIBIT D
                                   ---------

1.   Description of all FNMA Eligible Servicing Contracts

(a)  Unpaid Principal Balance

(b)  Pools and related gains on sale

2.   Borrowing Base Calculations

A    UPB of FNMA Servicing Rights                 $_______________
B    Appraised Value as of _________.             $_______________
C    50% of Appraised Value (.50xB)               $_______________
D    Book Value as of _________.                  $_______________
E    Lesser of C or D                             $_______________
F    Current Loan Balance                         $_______________
G    Requested Advance                            $_______________
H    New Loan Balance                             $_______________
I    Excess (Deficit) after
     Advance (E-H)                                $_______________

                                                                          [WC]

                                  EXHIBIT "F"
                                  -----------
                                     1 of 6

                             COMPLIANCE CERTIFICATE
                             ----------------------


     Reference is made to that certain Working Capital Line of Credit and Security Agreement [Servicing Secured] dated as of NOVEMBER 8, 1996 (the "LOAN AGREEMENT"), between HomeOwners Mortgage & Equity, Inc., a Delaware corporation, d/b/a Home, Inc. ("BORROWER") and Guaranty Federal Bank, F.S.B. Terms which are defined in the Loan Agreement and which are used but not defined herein shall have the meanings given them in the Loan Agreement. The undersigned, _____________________ does hereby certify that he/she has made a thorough inquiry into all matters certified herein and, based upon such inquiry, experience, and the advice of counsel, does hereby further certify that:

     1.  He/she is the duly elected, qualified, and acting officer of Borrower.

     2. All representations and warranties made by any Related Person in any Loan Document delivered on or before the date hereof are true on and as of the date hereof (except to the extent that the facts upon which such representations are based have been changed by the transactions contemplated in the Loan Agreement) as if such representations and warranties had been made as of the date hereof.

     3. No Event of Default exists on the date hereof and no event has occurred and is continuing which with notice and/or opportunity to cure would become an Event of Default.

     4. Each Related Person has performed and complied with all agreements and conditions required in the Loan Documents to be performed or complied with by it on or prior to the date hereof.

     5. Attached hereto is the COMPLIANCE SCHEDULE showing Borrower's compliance as of the date hereof with the requirements of ARTICLE VII of the Loan Agreement and Borrower's non-compliance as of the date hereof with the requirements of SECTION(S) ________________ of the Loan Agreement.

     6.  No Net Collateral Deficit exists.

     IN WITNESS WHEREOF, this instrument is executed by the undersigned as of __________________, 1996.


                        _________________________________________
                        Tommy M. Parker, Executive Vice President

                                 EXHIBIT "F"                              [WC]
                                 -----------
                                    2 of 6


STATE OF TEXAS       (S)
                     (S)
COUNTY OF TRAVIS     (S)


          This instrument was ACKNOWLEDGED before me the ____ day of ___________________, 1996, by Tommy M. Parker, in his capacity as Executive Vice President of HOMEOWNERS MORTGAGE & EQUITY, INC., a Delaware corporation, d/b/a HOME, INC., on behalf of said corporation.


                              ________________________________
                              Notary Public - State of Texas

My Commission expires:        ________________________________
_____________________         Printed Name of Notary

                                                                          [WC]
                                 EXHIBIT "F"
                                 -----------
                                    3 of 6

                              Compliance Schedule
                              -------------------

Financial Covenants             Required                    Actual or
-------------------             --------                    ------ --
                                                            [IN COMPLIANCE]*
                                                            ---------------

1) Limitation on Indebtedness
     of Borrower [7.1]:                                     [YES] or [NO] *

2) No Merger [7.2]:                                         [YES] or [NO] *

3) Fiscal Year [7.3]:                                       [YES] or [NO] *

4) Lines of Business [7.4]:                                 [YES] or [NO] *

5) Liquidations, etc. [7.5]:                                [YES] or [NO] *

6) Loans [7.6]:                                             [YES] or [NO] *

7) Operational Changes [7.7]:                               [YES] or [NO] *

8) Compliance with ERISA [7.8]:                             [YES] or [NO] *

9) Net Worth [7.9]:             Not less than
                                6.2(A) figure
                                plus 7.11(B) & (C)                   ------


10) Tangible Net Worth [7.10]:                              [YES] or [NO] *

11) Adjusted Tangible Net Worth    Not less than the greater
     [7.11]:                    of (a) ATNW requirement
                                for preceding quarter and
                                (b) 80% of present ATNW
                                                                    _______

12) Debt to Adjusted Tangible
     Net Worth [7.12]:          Not more than
                                3.5 to 1.0                          _______

13) Minimum Liquidity [7.13]:   Not less than
                                $500,000.00                         _______

14) Management [7.14]:                                      [YES] or [NO] *

15) Interested Transactions [7.15]:                         [YES] or [NO] *

16) Transfer of Stock [7.16]:                               [YES] or [NO] *

17) Subsidiaries [7.17]:                                    [YES] or [NO] *

18) Sale or pledge of servicing
     contracts [7.18]:                                      [YES] or [NO] *

                                 EXHIBIT "F"                              [WC]
                                 -----------
                                    4 of 6


19) Loss of Eligiblity [7.19]:                              [YES] or [NO] *

20) Negative Covenants/
     Collateral [7.20]:                                     [YES] or [NO] *



                        HOMEOWNERS MORTGAGE & EQUITY, INC.,
                        a Delaware corporation, d/b/a HOME, INC.


                         By:  _______________________________________
                              Tommy M. Parker,
                              Executive Vice President


______________________________
          [Date]



STATE OF TEXAS      (S)
                    (S)
COUNTY OF TRAVIS    (S)


     This instrument was ACKNOWLEDGED before me the ____ day of __________, 199__, by Tommy M. Parker, Executive Vice President of HOMEOWNERS MORTGAGE & EQUITY, INC., a Delaware corporation, d/b/a HOME, INC., on behalf of said corporation.


                                ________________________________
                                Notary Public - State of Texas

My Commission expires:          ________________________________
_____________________           Printed Name of Notary

                              Exhibit F continued
                  (Compliance Schedule Method of Calculation)
                                    (5 of 6)

                                              Most
                                             Recent
                                            Quarter-
                                               end
------------------------------------------------------
                                              12/31/96
------------------------------------------------------
GAAP Net Worth                            $  8,726,493
LESS:
Capitalized Servicing                      (10,521,807)
Account Receivable - Parent                   (441,888)
Intangibles                                     (1,295)
PLUS:
90% of Capitalized Servicing                 9,469,626
                                          ------------
Adjusted Tangible Net Worth               $  7,231,129

(A) Current Covenant (calculated at       $  3,705,399
previous quarter end)
(B) 80% of ATNW (calculated at this       $  5,784,903
quarter)
(C) New Covenant for next three months    $  5,784,903
(greater of A and B)
------------------------------------------------------

NET WORTH

GAAP Net Worth at last FYE                         _______________
PLUS:
80% OF Cumulative Quarterly Net Income since FYE   _______________
PLUS:
100% of Capital Contributions since FYE            _______________
EQUALS:
Covenant Required Net Worth                        _______________
Net Worth                                          _______________
In Compliance?                                           Y/N
                                                   ---------------

ADJUSTED TANGIBLE NET WORTH
GAAP Net Worth                                     _______________
LESS:
Capitalized Servicing                              _______________
Account Receivable - Parent                        _______________
Intangibles                                        _______________
PLUS:                                              _______________
90% of Capitalized Servicing                       _______________
Adjusted Tangible Net Worth                        _______________
Covenant (see table above)                         _______________
In Compliance?                                           Y/N
                                                   ---------------

                  (Compliance Schedule Method of Calculation)
                                    (6 of 6)


LEVERAGE RATIO
Total Liabilities                                  _______________
Adjusted Tangible Net Worth                        _______________
Leverage                                           _______________
Covenant (not to exceed)                                 3.5:1
                                                   ---------------
In Compliance?                                           Y/N
                                                   ---------------

LIQUIDITY
Unrestricted Cash                                  _______________
PLUS:
Net Collateral Surplus                             _______________
LESS:
Warehouse Borrowings                               _______________
EQUALS:
Liquidity                                          _______________

Covenant                                               $500,000
                                                   ---------------

In Compliance?                                           Y/N
                                                   ---------------

REPURCHASED/INVESTMENT LOANS
Repurchased/Investment Loans on Balance Sheet      _______________
Covenant (maximum)                                     $500,000
                                                   ---------------
In Compliance?                                           Y/N
                                                   --------------

LTV (FOR WORKING CAPITAL LINE)

(A)  UPS of FNMA Excess Servicing Rights           _______________
(B)  Most Recent Quarterly Valuation                             %
                                                   ---------------
     Dated (Date of Valuation)                     _______________
(C)  Value of FNMA Excess Servicing Rights
     (A) x (B)                                     _______________
(D)  (C) x .50                                     _______________
(E)  Capitalized FNMA Excess Servicing             _______________
(F)  Lesser of (D) or (E)                          _______________
(G)  Working Capital Principal Balance             _______________
     Loan to Value (G) - (F)                                     %
                                                   ---------------

                                  EXHIBIT "G"
                                  -----------
                                   12/31/96

                      EXISTING AND PROPOSED INDEBTEDNESS


Existing Indebtedness:

     Description                                       Amount
     -----------                                       ------

     Working Capital Loan                           $ 3,000,000

                                                    $ 5,437,870

     Capital lease obligations                           11,456
                                                    -----------

                                                    $ 8,449,326
                                                    ===========

     $5,249,067 loan from
     Guaranty Federal Bank

     $188,803 loan from
      Keystone                                      [shall not be permitted
                                                    indebtedness under Section
                                                    7.02 after April 30, 1997]

Proposed Indebtedness:

     $_________ loan from
     ________________________

     $_________ loan from
     ________________________

                                                                          [WC]
                                  EXHIBIT "I"
                                  -----------


                            CERTIFICATE ACCOMPANYING
                            ------------------------
                              FINANCIAL STATEMENTS
                              --------------------


     Reference is made to that certain Working Capital Line of Credit and Security Agreement dated as of NOVEMBER 8, 1996 (as from time to time amended, the "AGREEMENT"), by and between HOMEOWNERS MORTGAGE & EQUITY, INC., A DELAWARE CORPORATION, D/B/A HOME, INC. ("BORROWER"), GUARANTY FEDERAL BANK, F.S.B. ("BANK"), which Agreement is in full force and effect on the date hereof. Terms which are defined in the Agreement are used herein with the meanings given them in the Agreement.

     This Certificate is furnished pursuant to SECTIONS 4.1(A)(7) OR (8) OR 6.2 of the Agreement. Together herewith Borrower is furnishing to Bank Borrower's audited annual financial statements or unaudited monthly financial statements (the "FINANCIAL STATEMENTS") dated ______________ (the "REPORTING DATE"). Borrower hereby represents, warrants, and acknowledges to Bank that:

          (a) the officer of Borrower signing this instrument is the duly elected, qualified and acting _____________________________ of
               Borrower and as such is Borrower's chief financial officer;

          (b) the Financial Statements are accurate and complete and satisfy the requirements of the Agreement;

          (c) attached hereto is the COMPLIANCE SCHEDULE showing Borrower's compliance as of the Reporting Date with the requirements of
               ARTICLE VII of the Agreement and Borrower's non-compliance as of such date with the requirements of Section(s) _________________ of the Agreement;

          (d) on the Reporting Date Borrower was, and on the date hereof Borrower is, in full compliance with the disclosure requirements of SECTION 6.6 of the Agreement, and no Default otherwise existed on the Reporting Date or otherwise exists on the date of this instrument [except for Default(s) under Section(s) ____________________ of the Agreement, which are more fully described on a schedule attached hereto].

     The officer of Borrower signing this instrument hereby certifies that he has reviewed the Loan Documents and the Financial Statements and has otherwise undertaken such inquiry as is in his opinion necessary to enable him to express an informed opinion with respect to the above representations, warranties and acknowledgments of Borrower and, to the best of his knowledge, such representations, warranties, and acknowledgments are true, correct and complete.

     IN WITNESS WHEREOF, this instrument is executed as of ________________, 19______.

                              HOMEOWNERS MORTGAGE & EQUITY, INC.,
                              a Delaware corporation, d/b/a HOME, INC.



                              By:______________________________________
                                 Tommy M. Parker,
                                 Executive Vice President

STATE OF TEXAS      (S)
                    (S)
COUNTY OF TRAVIS    (S)


     This instrument was ACKNOWLEDGED before me the ____ day of ____________________, 199__, by Tommy M. Parker, Executive Vice President of HOMEOWNERS MORTGAGE & EQUITY, INC., a Delaware corporation, d/b/a HOME, INC., on behalf of said corporation.


                              ________________________________
                              Notary Public - State of Texas

My Commission expires:        ________________________________
_____________________         Printed Name of Notary

                              Compliance Schedule
                              -------------------

Financial Covenants             Required                    Actual or
-------------------             --------                    ------ --
                                                            [IN COMPLIANCE]*
                                                            ---------------

1) Limitation on Indebtedness
     of Borrower [7.1]:                                     [YES] or [NO] *

2) No Merger [7.2]:                                         [YES] or [NO] *

3) Fiscal Year [7.3]:                                       [YES] or [NO] *

4) Lines of Business [7.4]:                                 [YES] or [NO] *

5) Liquidations, etc. [7.5]:                                [YES] or [NO] *

6) Loans [7.6]:                                             [YES] or [NO] *

7) Operational Changes [7.7]:                               [YES] or [NO] *

8) Compliance with ERISA [7.8]:                             [YES] or [NO] *

9) Net Worth [7.9]:             Not less than
                                6.2(A) figure
                                plus 7.11(B) & (C)                  _______


10) Tangible Net Worth [7.10]:                              [YES] or [NO] *

11) Adjusted Tangible Net            Not less than the
     Worth [7.11]:              greater of (a) ATNW
                                requirement for preceding
                                quarter and (b) 80% of
                                present ATNW                        _______


12) Debt to Adjusted Tangible   Not more than
     Net Worth [7.12]:          3.5 to 1.0                          _______

13) Minimum Liquidity [7.13]:   Not less than
                                $500,000.00                         _______

14) Management [7.14]:                                      [YES] or [NO] *

15) Interested Transactions [7.15]:                         [YES] or [NO] *

16) Transfer of Stock [7.16]:                               [YES] or [NO] *

17) Subsidiaries [7.17]:                                    [YES] or [NO] *

18) Sale or pledge of servicing
     contracts [7.18]:                                      [YES] or [NO] *

19) Loss of Eligiblity [7.19]:                              [YES] or [NO] *

20) Negative Covenants/
     Collateral [7.20]:                                     [YES] or [NO] *



                         HOMEOWNERS MORTGAGE & EQUITY, INC.,
                         a Delaware corporation, d/b/a HOME, INC.


                         By:  _______________________________________
                              Tommy M. Parker,
                              Executive Vice President


______________________________
          [Date]



STATE OF TEXAS      (S)
                    (S)
COUNTY OF TRAVIS    (S)


     This instrument was ACKNOWLEDGED before me the ____ day of November, 1996, by Tommy M. Parker, Executive Vice President of HOMEOWNERS MORTGAGE & EQUITY, INC., a Delaware corporation, d/b/a HOME, INC., on behalf of said corporation.


                              ________________________________
                              Notary Public - State of Texas

My Commission expires:        ________________________________
_____________________         Printed Name of Notary

                              EXHIBIT I continued


                                              Most
                                             Recent
                                            Quarter-
                                               end
------------------------------------------------------
                                              12/31/96
------------------------------------------------------
GAAP Net Worth                            $  8,726,493
LESS:
Capitalized Servicing                      (10,521,807)
Account Receivable - Parent                   (441,888)
Intangibles                                     (1,295)
PLUS:
90% of Capitalized Servicing                 9,469,626
                                          ------------
Adjusted Tangible Net Worth               $  7,231,129

(A) Current Covenant (calculated at       $  3,705,399
previous quarter end)
(B) 80% of ATNW (calculated at this       $  5,784,903
quarter)
(C) New Covenant for next three months    $  5,784,903
(greater of A and B)
------------------------------------------------------

NET WORTH

GAAP Net Worth at last FYE                         _______________
PLUS:
80% OF Cumulative Quarterly Net Income since FYE   _______________
PLUS:
100% of Capital Contributions since FYE            _______________
EQUALS:
Covenant Required Net Worth                        _______________
Net Worth                                          _______________
In Compliance?                                           Y/N
                                                   ---------------

ADJUSTED TANGIBLE NET WORTH
GAAP Net Worth                                     _______________
LESS:
Capitalized Servicing                              _______________
Account Receivable - Parent                        _______________
Intangibles                                        _______________
PLUS:                                              _______________
90% of Capitalized Servicing                       _______________
Adjusted Tangible Net Worth                        _______________
Covenant (see table above)                         _______________
In Compliance?                                           Y/N
                                                   ---------------

                              Exhibit I continued

LEVERAGE RATIO
Total Liabilities                                  _______________
Adjusted Tangible Net Worth                        _______________
Leverage                                           _______________
Covenant (not to exceed)                                 3.5:1
                                                   ---------------
In Compliance?                                           Y/N
                                                   ---------------


LIQUIDITY
Unrestricted Cash                                  _______________
PLUS:
Net Collateral Surplus                             _______________
LESS:
Warehouse Borrowings                               _______________
EQUALS:
Liquidity                                          _______________

Covenant                                                 $500,000
                                                   ---------------

In Compliance?                                           Y/N
                                                   ---------------

REPURCHASED/INVESTMENT LOANS
Repurchased/Investment Loans on Balance Sheet      _______________
Covenant (maximum)                                       $500,000
                                                   ---------------
In Compliance?                                           Y/N
                                                   ---------------


LTV (FOR WORKING CAPITAL LINE)

(A)  UPS of FNMA Excess Servicing Rights           _______________
(B)  Most Recent Quarterly Valuation                             %
                                                   ---------------
     Dated (Date of Valuation)                     _______________
(C)  Value of FNMA Excess Servicing Rights
     (A) x (B)                                     _______________
(D)  (C) x .50                                     _______________
(E)  Capitalized FNMA Excess Servicing             _______________
(F)  Lesser of (D) or (E)                          _______________
(G)  Working Capital Principal Balance             _______________
     Loan to Value (G) - (F)                                     %
                                                   ---------------

                                  Page 6 of 6